SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2016

SPARTANNASH COMPANY

(Exact name of Registrant as Specified in Its Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan		49518-8700
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (616) 878-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 24, 2016, SpartanNash Company (“SpartanNash”) issued the press release attached to this Form 8-K as Exhibit 99.1 concerning its financial results for the 12-week fourth fiscal quarter and fiscal year ended January 2, 2016. The information contained in this Current Report on Form 8-K (including Exhibit 99.1 referenced herein) is being furnished and is not “filed” with the Securities and Exchange Commission (“SEC”) and is not incorporated by reference into any registration statement under the Securities Act of 1933.

The press release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to SpartanNash’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in SpartanNash’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

Exhibit Number	Description

99.1	Press Release dated February 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTANNASH COMPANY

Date: February 24, 2016	By:	/s/ David M. Staples
David M. Staples
Executive Vice President and Chief Operating Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 24, 2016.